Exhibit 32-2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Leo Ehrlich, Chief Financial  Officer of Cellceutix Corporation, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1) the Quarterly Report on Form 10-Q of Cellceutix Corporation for the quarter ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) the information contained in the such Quarterly Report on Form 10-Q of Cellceutix Corporation for the quarter ended December 31, 2009 fairly presents, in all material respects, the financial condition and results of operations of Cellceutix Corporation.

CELLCEUTIX CORPORATION

By:	/s/ Leo Ehrlich
Date: February 16, 2010	Leo Ehrlich
Chief Financial Officer
(principal financial officer and duly authorized officer)